Income Tax (Schedule of Deferred Tax Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforward	$ 15,758	$ 8,142
Research & development credit	982	961
Stock-based compensation	791	467
Other	101	34
Deferred income taxes	17,632	9,604
Deferred tax liabilities:
Property, plant and equipment, primarily due to differences in depreciation	40	16
Deferred tax liabilities:	40	16
Valuation allowance	$ 17,592	$ 9,588
Net deferred income taxes